Exhibit 99.2

This LEASE AGREEMENT (the “Lease” or “Agreement”) is made on 13 day of July 2011 by and between:

Party A:              MS. BAN SREYMOM, a Cambodian individual, holding Cambodian identity card number 210013333 issued on 16 February 2004, residing at Outapuk Krom Village, Sangkat Toul Laveal, Khan Pailin, Pailin Province, Kingdom of Cambodia (“BSM” or the “Lessor”); and

Party B:              DREAMWORLD LEISURE (PAILIN) LIMITED, a Cambodian private limited company incorporated under the laws of the Kingdom of Cambodia under the number Co. Co.1499E/2011 on 30 June, 2011, having its registered address at Suite No. 8 & 9, Ground Floor, North Wing, Hotel Cambodiana, 313 Sisowath Quay, Phnom Penh, Cambodia, represented by Mr. Chung Yuk Man, a Chinese citizen, holding Passport No. H90130531, with correspondence address at Unit 3705, 37/F., The Centrium, 60 Wyndham Street, Central Hong Kong (“DWP” or the “Lessee”).

The Lessor and the Lessee may be referred to individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS the Lessor owns a parcel of land of a total area of approximately 1,196 square meters located in Phsar Prom District, Pailin Province, which is the border area of the Kingdom of Cambodia and Thailand, and is currently registered under a Certificate of Title issued by the Department of Land Management Urban Planning Construction and Cadastre, with Certificate of Title No. BL000313 (AI 0126), a copy of such Certificate of Title is attached hereto as Annex A (the “Premises”).

WHEREAS the Lessor agrees to lease to the Lessee the Premises and the Lessee agrees to lease from the Lessor the Premises, on the terms and conditions of this Lease.

WHEREAS to the extent as permitted by law, the Lessee intends to refurbish any existing building structures on the Premises and/or if deemed necessary by the Lessee at its absolute discretion, to dismantle or remove all or any portion of the existing building structure and to construct new buildings on the Premises, for the purpose of developing and operating a casino and other ancillary businesses thereon.

AGREEMENT

The Parties hereby agree as follows:

1.               Lease.

The Lessor hereby leases the Premises to the Lessee and the Lessee hereby leases the Premises from the Lessor, subject to the terms and conditions of this Lease.

2.               Term and Extension.

2.1.                              In relation to the Clauses below, the total term of this Lease for the purpose of registering the Lease with the Relevant Land Office pursuant to Clause 13 shall be of Twenty (20) Years (the “Term”), commenced on the date of delivery of possession of the Premises by Lessor to Lessee, the exact date of which shall be certified by Lessor and

Lessee in writing (the “Commencement Date”) but in any case, and unless otherwise agreed by Lessor and Lessee in writing, the Commencement Date shall not be later than 1 January 2012.

2.2.                              Upon expiration of the Term, the parties may extend the Lease on such terms and conditions to be agreed in writing.

3.               Construction and other rights.

3.1.                              The Lessee is authorized to construct and improve the Premises, effectuate land-fill, adjust the area, level the Premises, build, dismantle and/or remove any structures or building on the Premises, lay pipes, dig pits, cut channels, effect waste-water drainage, maintain waste-water traps, keep and trap other waste, install any equipment and lay electrical or telecommunications wiring and cable on the Premises provided that the Lessee complies with all relevant zoning and land use laws and safety regulations.

3.2.                              In the event of termination of this Lease in accordance with the terms hereof or upon expiration of the Term of this Lease, the Lessee shall have the right (but not the obligation) to take away all or any portions of any equipment and machinery that the Lessee has installed, the ownership of those equipment and machinery installed by the Lessee remains with the Lessee.

3.3.                              Subject to Clause 3.1 above, during the Term of the Lease, any existing building structures previously developed by Lessor and/or the building structures that Lessee has, at its costs, either invested in, whether in the form of renovation or refurbishment (including the existing building structure on the Premises as at the date hereof) and/or erected on the Premises (collectively “Building Structure”) shall be fully possessed and controlled by Lessee. In particular, Lessee shall have the right to dismantle and/or remove all or any portion of the Building Structure and dispose of them without payment of any compensation to the Lessor.

3.4.                              If this Lease has expired through passage of time or if this Lease is terminated due to a material breach of the terms of this Lease by DWP, then the Lessor will recover possession and control of the Building Structure and upon such expiration or termination, DWP shall peacefully vacate from the Building Structure.

4.               Consideration and Rent Payment.

4.1.                              The Lessor agrees that throughout the Term (save and except for the Rent-Free Period as mentioned in Clause 4.4 below), the rental for the Lease (the “Rent”) payable by the Lessee shall be in the amount of US$ 5,000.00 (United States dollar Five Thousand) per calendar month, which shall be payable in advance on or before the 7th day of each calendar month. The amounts of Rent will be calculated on a prorated basis for any incomplete calendar month during the Term. Unless otherwise agreed by the Parties in writing, the amount of Rent shall not be adjusted throughout the Term.  The amount of the Rent is not subject to withholding tax and the Lessee is responsible of paying such withholding tax.

Lessor	Lessee

4.2.                             Upon the payment of Rent, the Lessor agrees to sign a receipt acknowledging the amount received and the term covered by that payment.

4.3                                 The Lessor agrees to grant the Lessee a 12-month rent free period starting from the Commencement Date as defined in Clause 2.1 above (the “Rent-Free Period”) and during the Rent-Free Period, the Lessee is not required to pay any Rent to Lessor.

5.               Delivery of exclusive possession.

The Lessor shall deliver exclusive possession of the Premises to the Lessee as soon as reasonably practicable for the Lessor to do so. During the Term, the Lessee shall have the right to exclusive possession of the entire Premises.  No Rent is payable for any period in which exclusive possession is not available to the Lessee.

6.               Purpose and use.

The Lessee may use the Premises for any legal purpose including the construction, development and operation of a casino and the ancillary businesses thereon. No illegal activities or businesses that are officially declared or stipulated as illegal by the relevant Cambodian authorities and/or legislations shall be allowed on the Premises and the Lessee shall be held fully responsible if any such illegal activities or businesses are found or discovered by the relevant authorities.

7.               Lessor’s covenants. The Lessor covenants, represents and warrants as follows:

7.1.                              The Lessor shall not breach any covenants, obligations and undertakings of this Agreement and shall not take or omit to take any actions which might adversely affect the interests of the Lessee under this Agreement.

7.2.                              The Lessor is the legal owner of the Premises (and the building structure that exists thereon as at the date hereof), free and clear of any third party’s rights, encumbrance or restriction on use of the Premises for the business of the Lessee.

7.3.                              The Lessor shall allow the Lessee to lawfully and quietly hold, occupy, use and enjoy the Premises, in any manner that the Lessee deems fit and proper (provided that it is in compliance with the applicable laws) during the Term, without disturbance by the Lessor or by any person claiming under the Lessor.

7.4.                              No action or claim is pending or proceeding, nor is any execution of judgment being enforced against all or any portion of the Premises (and the building structure that exists thereon as at the date hereof), either prior to or at the time of execution of this Lease.

7.5.                              The Premises do not contain any basis for soil or water contamination or any other hazardous material which will render the use of the Premises by the Lessee impracticable.

Lessor	Lessee

7.6.                              To the Lessor’s knowledge, there is no plan for governmental expropriation or other governmental action regarding the Premises which will render the use of the Premises by the Lessee impracticable.

8.               Lessee’s covenants.

8.1.                              The Lessee shall not breach any covenants, obligations and undertakings of this Agreement and shall not take or omit to take any actions which might adversely affect the interests of the Lessor under this Agreement.

8.2.                              During the Term of this Lease, all repairs and/or maintenance to the Premises and the Building Structure shall be the Lessee’s responsibility.

8.3.                              The Lessee shall bear the costs of the use of all utilities including but not limited to, water and electricity connections.

8.4.                              The Lessee shall provide and maintain its own security within the Premises for its business and assets.

9.               Sale of Premises and First Right to Purchase by Lessee.

9.1                                 At any time after the date hereof and during the Term of this Agreement, the Lessor may sell,  mortgage, or pledge (collectively “Sell”) the Premises provided that if the Lessor wishes to sell the Premises, it shall first send a written notice (the “Sale Notice”) to Lessee, which notice shall state :

(a)        the amount of the proposed sale price of the Premises (excluding the sale price of the building structure then exists thereon)(the “Sale Price”); and

(b)       the other proposed terms of sale including but not limited to the proposed payment time and terms (the “Sale Terms”).

9.2                             For a period of 30 days after receipt of the Sale Notice (the “Offer Period”), Lessee shall have the right to decide, whether or not to purchase the Premises at the Sale Price and in accordance with the Sale Terms and if Lessee decides to purchase the Premises, it should exercise its right hereunder through delivery of an Acceptance Notice as provided in Clause 9.3 below to Lessor within the said 30 day period.

9.3                                 In the event that the Lessee wishes to exercise its rights to purchase the Premises at the Sale Price on the Sale Terms, it shall do so by delivering a written notice of exercise (an “Acceptance Notice”) within the Offer Period to Lessor. Once the Acceptance Notice is given, it shall constitute a binding agreement by Lessor to Sell and Lessee to purchase the Premises at the Sale Price and the sale and purchase of the Premises shall be completed in accordance with the Sale Terms. Lessee may nominate and appoint another entity to be the ultimate purchaser of the Premises provided that it shall remain fully responsible for the obligations under this Clause 9.3.

Lessor	Lessee

9.4                                  In the event the Lessee does not deliver the Acceptance Notice to purchase the Premises within the Offer Period, Lessor may Sell the Premises to other third party provided that :

(a)          the price for the sale to the third party is at a price that represents not less than the Sale Price offered to Lessee;

(b)         the sale is on terms and conditions no less favourable than those Sale Terms offered to Lessee in the Sale Notice; and

(c)          the third party purchaser and its successor shall be bound by the terms of this Lease.

10.         Taxes.

10.1.                        At any time after the date of this Agreement and during the Term, Lessor shall pay all taxes and special assessments levied against the Premises, except withholding tax which will be the responsibility of the Lessee.

10.2.                        Lessee shall pay for all applicable corporate taxes, fees, duties, and charges, which any applicable government authority may charge to Lessee as a result of Lessee’s business activities.

10.3.                        Each Party (the “Relevant Tax Responsible Party”) shall release, defend, indemnify and hold harmless indemnities against any and all liabilities for this Clause including interest and penalty, or seizures or other collection measures which taxing authorities may assess, levy or install against the other Party in direct or indirect connection with the Relevant Tax Responsible Party’s liability under this Clause 10. This indemnity shall survive the other terms of this Lease by a period of 5 years.

11.         Signs.

The Lessee has the right to erect signboard(s) and/or billboard(s) of any sort (the “Signs”) on the Premises which comply with applicable government regulations. Any costs, taxes or fees incurred in relation with the erection of such Signs shall be borne by Lessee.

12.         Sublease.

12.1.                        The Lessor agrees that Lessee shall have the right to sublet the Premises or any part thereof, without requiring any prior consent from the Lessor, to entities (“Authorized Entities”) which shall be the Lessee’s subsidiary, parent company, or subsidiary of such parent company. Save and except for the Sublease(s) to the Authorized Entities, all other Sublease(s) must obtain Lessor’s prior consent in writing. The Sublease may cover the rights owned by the Lessee under this Lease, on the Premises and any building, construction, or improvement erected by the Lessee on the Premises in whole or in part.

Lessor	Lessee

12.2.                        Notwithstanding the terms of any Sublease entered into by the Lessee with the sub-lessee, with respect to all or any part of the Premises, the Lessee shall not be released from liability for performance of all of the Lessee’s obligations under this Lease.

13.         Lease Registration.

13.1.                        To the extent practicable and as soon as reasonably practicable after the date of this Lease, the Lessor shall register this Lease for its Term and establish duly registered Long Term Lease Certificate(s), corresponding only to the Premises, with the relevant local government offices, including the Land Office.

13.2.                        Such Lease registration is also applicable to any extended term or Sub-lease.

13.3.                        The costs for the Lease registration shall be borne by the Lessee.

14.   Termination.

14.1                           At any time prior to the expiration of the Term, this Agreement may be terminated:

(a)                                  By mutual consent in writing by all Parties hereto; or

(b)                                 where there is a material breach of any clause of the Agreement by any Party (the “Defaulting Party”) and the Defaulting Party fails to effect a reasonably adequate remedy thereof within sixty (60) days after receipt of written notice thereof from the complaining party (the “Non-defaulting Party”), then the Non-defaulting Party may give immediate written notice to the Defaulting Party to terminate this Agreement; or

(c)                                  if any “Force Majeure Event” (as defined below) occurs and the effect thereof lasts for more than six months from the date of occurrence of the relevant Force Majeure Event, then at any time after the said six month period, Lessee may by immediate written notice to Lessor terminate this Lease; or

(d)                                 if not owing to the default of Lessee, the relevant government authorities (and if applicable, the relevant Cambodian and Thai land authorities) fail to grant the necessary construction permit(s) for the renovation, refurbishment or construction of building structure(s) for operation of a casino on Land A and/or the necessary gaming approvals or licenses for developing and operation of a casino (the “Gaming Licenses”) on Land A, to Lessee on or before 31 March 2012, then Lessee may terminate this Lease by immediate written consent to Lessor; or

(e)                                  if Lessee once obtained the Gaming Licenses but fails to maintain them not owing to its default or non-payment of any Gaming Licenses renewal fee, then Lessee may at any time after it’s then current Gaming Licenses become ineffective, give immediate written notice to Lessor to terminate this Lease. For

Lessor	Lessee

the avoidance of doubt, the mere non-renewal of any Gaming Licenses by the relevant authorities based on the ground that the Lessee is not an appropriate operator of casino without proof of any wrongdoings by Lessee shall not be regarded as a default by Lessee.

14.2                                  For this Lease, “Force Majeure Events” is defined as any event not controllable by the Parties, which may include, but not limited to, the temporary or permanent closure of the immigration check point at Phsar Prom District, Pailin Province, by either the Governments of Cambodia or Thailand, the imposition of any restrictions or prohibitions by the Government of Thailand for restricting or forbidding its citizens from traveling to Cambodia and/or gaming at the casinos in Cambodia, the imposition of any restrictions or prohibitions by the Government of Cambodia for restricting or forbidding gaming activities within Pailin Province, and any other acts of God or disasters such as, storm, flood, fire, earthquake, explosion, cyclone, tidal wave, landslide, adverse weather conditions, war whether declared or undeclared, revolution or act of public enemies, sabotage, riots, insurrections, civil commotion or epidemics

14.3                                  Any termination of this Agreement shall not affect any rights or liabilities of either party that accrued prior to the date of termination.

14.4                                  Any terms or conditions of this Agreement which are capable of having effect after the termination of this Agreement shall remain in full force and effect following the termination of this Agreement.

15.         Notices.

Any official notice which either party may be required to give shall be given in writing and by delivering to the relevant Parties at their respective addresses specified above or to any other addresses as may be informed by the relevant Party to the other in writing.

16.         Entire agreement and partial invalidity.

16.1.                        This document contains the entire agreement of the Parties in respect of the Lease and this Lease may not be amended except in writing signed by both Parties.

16.2.                        If any terms of this Lease are invalid or unenforceable, the remainder of this Lease shall be valid as written to the fullest extent permitted by law.

17.         Heirs and assignees.

This Lease shall be binding on and shall inure to the benefit of the heirs, assignees (as may be permitted by the terms hereof) and successors in interest of the respective Parties. In particular, this Lease shall be binding on all subsequent purchaser(s) of the Premises.

18.         Language.

This Lease and all notices and amendments to it shall be executed in English and Khmer. The Khmer version shall prevail to the extent of any inconsistency between the two versions.

Lessor	Lessee

19.         Governing Law and Dispute Resolution.

20.1            This Agreement, its validity, interpretation and implementation shall be governed by, and construed in accordance with the laws of Cambodia.

20.2            If a dispute or difference shall arise between the Parties as to the interpretation of this Agreement or as to any matter or thing of whatsoever nature arising under or in connection with this Agreement, then the disputing party shall notify the other Party in writing (“Notice of Dispute”). Within sixty (60) days (or such longer period as may be agreed by the parties in writing from time to time) of receiving the Notice of Dispute, the authorised representatives of the Parties shall meet and attempt in good faith to resolve the dispute and third party mediator(s) may be engaged to facilitate the negotiation process.

20.3            In case the Parties fail to resolve any differences, disputes and/or controversies within thirty (30) days (or such longer period as may be agreed by the parties in writing from time to time) of the date of Notice of Dispute, such dispute or controversy shall be referred to and finally resolved by the Cambodian courts.

Lessor	Lessee

IN WITNESS WHEREOF, all Parties agree enter into this Lease on the date first set out above. This Lease comes into effect from the date of signature and thumbprint below and is made in 7 (seven) original copies in Khmer and 7 (seven) original in English which are kept with:

1. Lessee	1 original copy
2. Lessor	1 original copy
3. General Department of Cadastre and Geography of Ministry of Land Management Urban Planning and Construction	2 original copies
4. Office of Attorney	2 original copies
5. Notary Public	1 original copy

LESSOR:	LESSEE:
BAN SREYMOM	DREAMWORLD LEISURE (PAILIN) LIMITED
Thumbprint	By its Authorized Representative [if Corp.]
Thumbprint

[With Company Stamp if Corp.]

/s/ Ban Srey Mom
[INSERT]	/s/ Chung Yuk Man

WITNESS:	WITNESS:

Name:	Name:

I witness that the Parties have appeared and signed this Lease before me.

Name: [Name of Notary Public]
Date:

Lessor	Lessee

ANNEX A

Certificate of Title of the Premises

[Attached]

Lessor	Lessee